UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 18, 2005


                 Residential Funding Mortgage Securities I, Inc.
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                333-126745           75-2006294
  (State or Other Jurisdiction     (Commission        (I.R.S. Employer
       Of Incorporation)           File Number)     Identification No.)

8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                   55437
    (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000

                        ________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Item 5.  Other Events

               The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this Form 8-K. The financial statements as of December 31, 2004 and 2003 and for the year ended December 31, 2004 and the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements for the year ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the RFMSI Series 2005-S7 Trust, are attached hereto, as
Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004 are attached hereto as Exhibit 99.1.

        In addition, the unaudited financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004 are attached hereto as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

(99) Not applicable.

(99) Not applicable.

(99) Exhibits:

     23.1 Consent of KPMG LLP

     23.2 Consent of Ernst & Young LLP

     99.1 Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004.

     99.2 Financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.


                              By:  /s/ Heather Anderson
                              Name:    Heather Anderson
                              Title:   Vice President



Dated:  November 18, 2005

                                  EXHIBIT INDEX



Exhibit No.                         Description


 23.1                    Consent of KPMG LLP

 23.2                    Consent of Ernst & Young LLP
 99.1 Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004.
 99.2 Financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004.































                                  Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Financial Guaranty Insurance Company:

        We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company for the year ended December 31, 2002, included in the Current Report on Form 8-K of Residential Funding Mortgage Securities I, Inc. (the "Registrant"), which is incorporated by reference in the Registrant's registration statement (No. 333-126745) and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of the Registrant relating to the RFMSI Series 2005-S7 Trust Mortgage Pass-Through Certificates, Series 2005-S7.



/s/ KPMG LLP


New York, New York
November 18, 2005

                                  Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Residential Funding Mortgage Securities I, Inc. for the registration of RFMSI Series 2005-S7 Trust, in the registration statement on Form S-3 (No. 333-126745) and to the incorporation by reference therein of our report dated January 24, 2005 (except for Note 3k, as to which the date is March 15, 2005), with respect to the financial statements of Financial Guaranty Insurance Company, appearing in the Form 8-K of Residential Funding Mortgage Securities I, Inc. dated November 18, 2005, filed with the Securities and Exchange Commission.




                                                     /s/ Ernst & Young LLP


New York, New York
November 18, 2005